Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(Dollars in thousands)
Non-accrual loans	$10,803	$10,425	$10,607	$15,834	$12,274
Loans 90 days or more past due and still accruing interest	94	147	116	-	63
Total non-performing loans	10,897	10,572	10,723	15,834	12,337
Other real estate and repossessed assets	5,572	6,672	7,150	3,851	4,471
Total non-performing assets	$16,469	$17,244	$17,873	$19,685	$16,808

As a percent of Portfolio Loans
Non-performing loans	0.69%	0.69%	0.71%	1.08%	0.85%
Allowance for loan losses	1.44	1.46	1.49	1.68	1.70
Non-performing assets to total assets	0.67	0.69	0.74	0.82	0.73
Allowance for loan losses as a percent of non-performing loans	208.42	212.78	210.48	155.39	199.29

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")
	June 30, 2016
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$14,130	$64,818		$78,948
Non-performing TDR's(1)	2,678	3,788	(2)	6,466
Total	$16,808	$68,606		$85,414

	December 31, 2015
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$13,318	$68,194		$81,512
Non-performing TDR's(1)	3,041	3,777	(2)	6,818
Total	$16,359	$71,971		$88,330

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses
	Six months ended
	June 30,
	2016		2015
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$22,570	$652	$25,990	$539
Additions (deductions)
Provision for loan losses	(1,264)	-	(793)	-
Recoveries credited to allowance	2,718	-	2,245	-
Loans charged against the allowance	(1,312)	-	(2,856)	-
Additions (deductions) included in non-interest expense	-	(67)	-	20
Balance at end of period	$22,712	$585	$24,586	$559

Net loans charged against the allowance to average Portfolio Loans (annualized)	(0.18)%		0.09%

Capitalization
	June 30,	December 31,
	2016	2015
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	324,268	339,462
Accumulated deficit	(74,062)	(82,334)
Accumulated other comprehensive loss	(3,283)	(6,036)
Total shareholders’ equity	246,923	251,092
Total capitalization	$281,423	$285,592

Non-Interest Income
	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2016	2016	2015	2016	2015
	(In thousands)
Service charges on deposit accounts	$3,038	$2,845	$3,117	$5,883	$5,967
Interchange income	1,976	1,878	2,240	3,854	4,382
Net gains (losses) on assets
Mortgage loans	2,529	1,642	1,784	4,171	3,923
Securities	185	162	(33)	347	52
Mortgage loan servicing	(334)	(978)	1,452	(1,312)	1,032
Investment and insurance commissions	384	467	487	851	933
Bank owned life insurance	298	290	325	588	675
Title insurance fees	253	288	337	541	593
Other	1,251	1,215	1,278	2,466	2,392
Total non-interest income	$9,580	$7,809	$10,987	$17,389	$19,949

Capitalized Mortgage Loan Servicing Rights

	Three months ended		Six months ended
	June 30,		June 30,
	2016	2015	2016	2015
	(In thousands)
Balance at beginning of period	$10,983	$11,318	$12,436	$12,106
Originated servicing rights capitalized	703	787	1,257	1,450
Amortization	(709)	(800)	(1,266)	(1,559)
Change in valuation allowance	(646)	1,230	(2,096)	538
Balance at end of period	$10,331	$12,535	$10,331	$12,535

Valuation allowance at end of period	$5,368	$3,235	$5,368	$3,235

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2016	2016	2015	2016	2015
	(Dollars in thousands)
Mortgage loans originated	$91,966	$73,502	$101,306	$165,468	$181,096
Mortgage loans sold	70,479	55,666	82,167	126,145	150,894
Net gains on mortgage loans	2,529	1,642	1,784	4,171	3,923
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	3.59%	2.95%	2.17%	3.31%	2.60%
Fair value adjustments included in the Loan Sales Margin	0.34	0.25	(0.07)	0.30	0.33

Non-Interest Expense
	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2016	2016	2015	2016	2015
	(In thousands)
Compensation	$8,168	$8,234	$8,131	$16,402	$16,461
Performance-based compensation	1,679	1,521	1,744	3,200	3,032
Payroll taxes and employee benefits	2,153	2,126	1,916	4,279	4,083
Compensation and employee benefits	12,000	11,881	11,791	23,881	23,576
Occupancy, net	1,856	2,207	2,040	4,063	4,459
Data processing	1,936	2,101	2,027	4,037	3,957
Furniture, fixtures and equipment	965	984	965	1,949	1,917
Communications	722	888	694	1,610	1,430
Loan and collection	571	825	967	1,396	2,122
Advertising	478	477	448	955	932
Legal and professional	345	413	453	758	833
FDIC deposit insurance	331	334	351	665	694
Interchange expense	267	266	289	533	580
Credit card and bank service fees	198	187	203	385	405
Supplies	197	176	216	373	429
Amortization of intangible assets	87	87	87	174	174
Vehicle service contract counterparty contingencies	(1)	30	30	29	59
Provision for loss reimbursement on sold loans	-	(15)	45	(15)	(24)
Cost (recoveries) related to unfunded lending commitments	(80)	13	4	(67)	20
Net gains on other real estate and repossessed assets	(159)	(6)	(139)	(165)	(178)
Other	1,182	1,197	1,108	2,379	2,345
Total non-interest expense	$20,895	$22,045	$21,579	$42,940	$43,730

Average Balances and Tax Equivalent Rates

	Three Months Ended
	June 30,
		2016			2015
	Average			Average
	Balance	Interest	Rate (3)	Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,573,471	$18,173	4.64%	$1,449,218	$17,707	4.90%
Tax-exempt loans (2)	3,555	55	6.22	4,198	67	6.40
Taxable securities	541,557	2,480	1.83	529,345	1,869	1.41
Tax-exempt securities (2)	50,091	432	3.45	31,397	341	4.34
Interest bearing cash	74,384	100	0.54	50,664	54	0.43
Other investments	15,478	197	5.12	18,145	235	5.19
Interest Earning Assets	2,258,536	21,437	3.81	2,082,967	20,273	3.90
Cash and due from banks	34,515			42,980
Other assets, net	154,859			167,499
Total Assets	$2,447,910			$2,293,446

Liabilities
Savings and interest- bearing checking	$1,027,913	277	0.11	$990,019	260	0.11
Time deposits	430,955	875	0.82	371,304	707	0.76
Other borrowings	47,467	485	4.11	47,986	463	3.87
Interest Bearing Liabilities	1,506,335	1,637	0.44	1,409,309	1,430	0.41
Non-interest bearing deposits	672,920			603,706
Other liabilities	25,855			25,948
Shareholders’ equity	242,800			254,483
Total liabilities and shareholders’ equity	$2,447,910			$2,293,446

Net Interest Income		$19,800			$18,843

Net Interest Income as a Percent of Average Interest Earning Assets			3.52%			3.62%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended
	June 30,
		2016			2015
	Average			Average
	Balance	Interest	Rate (3)	Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,559,807	$36,693	4.72%	$1,434,817	$34,902	4.89%
Tax-exempt loans (2)	3,601	110	6.14	4,279	135	6.36
Taxable securities	531,695	4,724	1.78	517,941	3,627	1.40
Tax-exempt securities (2)	46,036	813	3.53	32,630	674	4.13
Interest bearing cash	77,910	206	0.53	62,850	124	0.40
Other investments	15,512	397	5.15	19,063	503	5.32
Interest Earning Assets	2,234,561	42,943	3.86	2,071,580	39,965	3.88
Cash and due from banks	39,841			44,500
Other assets, net	159,979			169,678
Total Assets	$2,434,381			$2,285,758

Liabilities
Savings and interest-bearing checking	$1,021,015	547	0.11	$987,763	526	0.11
Time deposits	433,449	1,719	0.80	374,115	1,448	0.78
Other borrowings	47,495	962	4.07	48,012	917	3.85
Interest Bearing Liabilities	1,501,959	3,228	0.43	1,409,890	2,891	0.41
Non-interest bearing deposits	663,168			596,935
Other liabilities	24,811			24,951
Shareholders’ equity	244,443			253,982
Total liabilities and shareholders’ equity	$2,434,381			$2,285,758

Net Interest Income		$39,715			$37,074

Net Interest Income as a Percent of Average Interest Earning Assets			3.57%			3.60%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2016

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non- performing	Total
	(Dollars in thousands)
Land	$8,813	$354	$-	$354	4.0%
Land Development	5,875	1,425	133	1,558	26.5
Construction	33,651	-	-	-	0.0
Income Producing	307,108	6,355	950	7,305	2.4
Owner Occupied	220,263	6,621	459	7,080	3.2
Total Commercial Real Estate Loans	$575,710	$14,755	1,542	$16,297	2.8

Other Commercial Loans	$216,290	$12,068	2,168	$14,236	6.6
Total non-performing commercial loans			$3,710